Exhibit 10.8

GLOBAL ENTERTAINMENT & MEDIA HOLDINGS CORPORATION

FORM OF PRIVATE PLACEMENT WARRANT SUBSCRIPTION AGREEMENT

     THIS PRIVATE PLACEMENT WARRANT SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the __ day of _____, 2008, by and between Global Entertainment & Media Holdings Corporation, a Delaware corporation (the “Company”), and _____________ (“Purchaser”).

     WHEREAS, the Company desires to commit to issue and sell, and Purchaser desires to commit to purchase and acquire, Private Placement Warrants (as defined herein) on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, it is agreed between the parties as follows:

     1. Commitment To Purchase Private Placement Warrants. Subject to and immediately prior to the completion of the Company’s initial public offering (the “IPO”), Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Purchaser, ________ warrants (each an “Private Placement Warrant”) at a purchase price of $1.00 per Private Placement Warrant for an aggregate purchase price of $________
(the “Purchase Price”). Each Private Placement Warrant shall entitle the holder thereof to purchase one share of the common stock of the Company, par value $0.0001 per share (the “Common Stock”) at an exercise price of $7.50, in accordance with the terms set forth in the certificate evidencing the Private Placement Warrants, substantially in the form attached hereto as Exhibit A, and shall be subject to the terms of the Warrant Agreement, to be entered into by and between the Company and [Transfer Agent], as warrant agent, upon execution thereof. The closing of the purchase and sale of the Private Placement Warrants hereunder, including payment for and delivery of the Private Placement Warrants, shall occur at the offices of the Company or the Company’s legal counsel immediately prior to the completion of the IPO.

     2. Payment of Purchase Price. The purchase price for the Private Placement Warrants shall be tendered in full at the closing by one or more combination of the following means: (a) wire transfer of immediately available United States funds to an account for the benefit of the Company, pursuant to wire instructions provided by the Company in advance or (b) by delivery of a cashiers check to the Company of immediately available United States funds.

     3. Acceptance or Rejection of Agreement. The Private Placement Warrants subscribed for herein will not be deemed issued to or owned by Purchaser until a copy of this Agreement has been executed by the Company and Purchaser and a closing with respect to such Private Placement Warrants has occurred. In the event that a closing does not take place for any reason with respect to some or all of the Private Placement Warrants, all cash proceeds delivered by Purchaser in accordance herewith with respect to such Private Placement Warrants shall be returned to Purchaser as soon as practicable, without interest, offset or deduction.

     4. Limitations on Transfer. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Private Placement Warrants (and the shares of Common Stock issued upon exercise thereof) during the respective “Escrow Period” (as such term is defined in a securities escrow agreement, substantially in the form attached hereto as Exhibit B, the “Securities Escrow Agreement”), except (i) as otherwise permitted by the Securities Escrow Agreement, (ii) in compliance with applicable securities laws and (iii) in compliance with the Warrant Agreement.

     5. Representations of Purchaser. In connection with the purchase of the Private Placement Warrants, Purchaser represents to the Company as follows:

     (a) Purchaser has been furnished with all materials relating to the Company’s business affairs and financial condition and materials related to the offer and sale of the Private Placement Warrants that have been requested by Purchaser and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Private Placement Warrants. Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Purchaser understands that his investment in the Private Placement Warrants involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as Purchaser has considered necessary to make an informed investment decision with respect to Purchaser’s acquisition of the Private Placement Warrants. Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Private Placement Warrants, and is able to bear the economic risk of an investment in the Private Placement Warrants in the amount contemplated hereunder. Purchaser can afford a complete loss of his investment in the Private Placement Warrants. Purchaser is purchasing the Private Placement Warrants for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating an initial Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time) and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.

     (b) Purchaser understands that the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and Purchaser’s compliance with, the representations and warranties and agreements of Purchaser set forth herein to determine the availability of such exemptions and the eligibility of Purchaser to acquire such Private Placement Warrants, including, but not limited to, the bona fide nature of Purchaser’s investment intent as expressed herein.

     (c) Purchaser further acknowledges and understands that the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) must be held indefinitely, subject to any expiration, unless the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) are subsequently registered under the Securities Act and a related prospectus is available for use or an exemption from such registration is available. Purchaser understands that the certificates evidencing the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) will be imprinted with a legend which prohibits the transfer of the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) unless the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) are registered or such registration is not required in the opinion of counsel for the Company.

     (d) Purchaser is familiar with the provisions of Rule 144 under the Securities Act, as in effect from time to time (“Rule 144”), which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Private Placement Warrants (and the shares of Common Stock issuable upon exercisable thereof) under the Securities Act, the Private Placement Warrants (and the shares of Common Stock issuable upon the exercise thereof) may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

     (e) Purchaser further understands that at the time Purchaser wishes to sell the Private Placement Warrants there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Private Placement Warrants (and the shares of Common Stock issuable upon exercise thereof) under Rule 144 even if the minimum holding period requirement had been satisfied. Notwithstanding Sections 6(d) and (e) hereof, Purchaser understands that he may be considered a promoter of the Company and understands that it is the position of the Securities and Exchange Commission (the “SEC”) that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, would act as an “underwriter” under the Securities Act when reselling the securities of a blank check company. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

     (f) Purchaser represents that Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act.

     (g) Purchaser has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All action necessary to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by Purchaser of the Private Placement Warrants does not conflict with the organizational documents of Purchaser or with any material contract by which Purchaser or his property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Purchaser or his property. The principal place of business of Purchaser is as set forth on the signature page hereto.

     (h) Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

     (i) Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Private Placement Warrants or the fairness or suitability of the investment in the Private Placement Warrants, nor have such authorities passed upon or endorsed the merits of the offering of the Private Placement Warrants.

     6. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The sale by the Company of the Private Placement Warrants does not conflict with the Amended and Restated Certificate of Incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. Upon issuance in accordance with, and payment pursuant to, the terms hereof, Purchaser will have good title to the Private Placement Warrants (and the shares of Common Stock issuable upon the exercise thereof) free and clear of all liens, claims and encumbrances of any kind, other than the restrictions set forth in Section 4 hereof.

     7. Indemnification. Purchaser hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained herein, or (b) arise out of or are based upon any breach by Purchaser of any representation, warranty or agreement made by Purchaser contained herein.

     8. Miscellaneous.

     (a) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten days advance written notice to the other party hereto.

     (b) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser and Purchaser’s successors and assigns.

     (c) Attorneys’ Fees; Specific Performance. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

     (d) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

     (e) Further Execution. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

     (f) Independent Counsel. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Hughes Hubbard & Reed LLP, counsel to the Company,

and that Hughes Hubbard & Reed LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

     (g) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

     (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

     (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement or any counterpart may be executed via facsimile or electronic mail transmission, and any such executed facsimile or electronic mail copy shall be treated as an original.

     (j) Survival. The representations and warranties contained herein will survive the delivery of, and the payment for, the Private Placement Warrants.

     (k) Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of Purchaser in the negotiation, administration, performance or enforcement hereof.

     (l) Waiver of Claims Against the Trust Fund. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) to participate in any liquidating distribution of the trust account established under that certain Investment Management Trust Agreement, dated as of ●, 2008 between the Company and ● (the “Trust Fund”) as part of the Company’s plan of distribution with respect to any shares of Common Stock owned by the undersigned prior to the completion of the IPO, provided that the foregoing shall not apply to any IPO Shares or any shares of Common Stock acquired in the secondary market by the undersigned. The undersigned will not seek recourse against the Trust Fund for any reason whatsoever, including any tort claims. The undersigned hereby agrees that the Company shall be entitled to reimbursement from the undersigned for any distribution of the Trust Fund received by the undersigned to which the undersigned was not entitled under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

GLOBAL ENTERTAINMENT & MEDIA
HOLDINGS CORPORATION

By:
Name:
Title:

PURCHASER:

[Name]